EQ ADVISORS TRUSTSM

EQ/Large Cap Core Managed Volatility Portfolio

SUPPLEMENT DATED DECEMBER 1, 2022 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2022, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2022, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Prospectus and SAI and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download the documents at the Trust’s website at www.equitable-funds.com.

Effective immediately, James Anders of GQG Partners LLC no longer serves as a Deputy Portfolio Manager of the Active Allocated Portion of the EQ/Large Cap Core Managed Volatility Portfolio. All references to James Anders in the Prospectus and SAI are deleted in their entirety.